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Exhibit 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

I, Robert Stebenne, certify that:

1.
I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Summer Infant, Inc. for the fiscal year ended January 2, 2016; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

	By:	/s/ ROBERT STEBENNE
Date: April 29, 2016		Robert Stebenne Chief Executive Officer (Principal Executive Officer)

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  Exhibit 31.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)